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                                                                     EXHIBIT 4.1

      COMMON STOCK                                      COMMON STOCK
     $.10 PAR VALUE                                    $.10 PAR VALUE

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE                              CUSIP 25179M 10 3

THIS CERTIFICATE IS TRANSFERABLE IN               SEE REVERSE FOR CERTAIN
 BOSTON, MASS. AND NEW YORK, N.Y.                       DEFINITIONS

                           DEVON ENERGY CORPORATION

THIS CERTIFIES THAT





IS THE RECORD HOLDER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Devon Energy Corporation (hereinafter called the "Corporation") transferable on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and of the amendments thereto, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ J. Larry Nichols
-------------------------------
President

/s/ Marian J. Moon
-------------------------------
Secretary

     CORPORATE
        SEAL
DEVON ENERGY CORPORATION
      DELAWARE


COUNTERSIGNED AND REGISTERED BY:
 BANKBOSTON, N.A.
  as Transfer Agent and Registrar

By:  /s/ M. Dinger
     ---------------------------
     Authorized Signature
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                           DEVON ENERGY CORPORATION

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Devon Energy Corporation and BankBoston, N.A. dated as of August 17, 1999 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Devon Energy Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and no longer be evidenced by this certificate. Devon Energy Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT --  ___________ Custodian ____________
                                 (Cust)                (Minor)

                              Under Uniform Gifts to Minors Act

                              __________________________________
                                            (State)

    Additional abbreviations may also be used though not in the above list.

        For value received,                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

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                                                                         Shares
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of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       ---------------------------
                                    X
                                     ----------------------------------------
                                                   (SIGNATURE)

             NOTICE:

THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE
WHATEVER.

                                    X
                                     ----------------------------------------
                                                   (SIGNATURE)

                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION AS DEFINED
                                    IN RULE 17Ad-15 UNDER THE SECURITIES
                                    EXCHANGE ACT OF 1934, AS AMENDED.
                                    ------------------------------------------
                                    SIGNATURE(S) GUARANTEED BY: